UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Vivid Seats Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

VIVID SEATS INC.

2023 Annual Meeting
Vote by June 5, 2023
11:59 PM ET



VIVID SEATS INC.
24 E. WASHINGTON STREET
SUITE 900
CHICAGO, IL 60602

V14828-P90975

You invested in VIVID SEATS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 6, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 6, 2023
9:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/SEAT2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.2

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items Board Recommends1. Election of Class II Directors Nominees:01) Craig Dixon 02) Tom Ehrhart 03) Martin TaylorFor2. Ratification of the appointment of Deloitte & Touche LLP as the Companys independent registered public accounting firm for the fiscal year ending December 31, 2023.ForNOTE: Such other business as may properly come before the meeting or any adjournment thereof.Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Delivery Settings.V14829-P90975